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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 28, 1996
                                                  -------------

                               Memry Corporation
               ---------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                  0-14068                 06-1084424
- ----------------------------------------------------------------------------
  (State or other             (Commission               (IRS Employer
   jurisdiction of             File Number)             Identification No.)
   incorporation)


             57 Commerce Drive, Brookfield, Connecticut  06804
           ------------------------------------------------------
           (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (203) 740-7311
                                                   ----------------

- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                                           Total # of Pages  7
                                                                            ----

                                                                   Exhibit Index
                                                                       at Page 6
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                                     - 2 -



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

     (a) On June 28, 1996, Memry Corporation, a Delaware corporation (the "Company"), consummated the purchase from Raychem Corporation, a Delaware corporation ("Raychem"), of certain tangible assets (primarily consisting of leasehold improvements, machinery and equipment and inventory) and intangible assets (primarily consisting of patents, other intellectual property, goodwill and certain contractual rights) constituting Raychem's shape memory metals components business. The purchase did not include Raychem's patents and related intellectual property relating to the production of certain specified medical instruments.

     The purchase price paid by the Company to Raychem consisted of the following: (i) the payment of $3,650,000 in cash; (ii) a $350,000 promissory note, payable not later than July 31, 1996, accruing interest at the rate of 10% per annum and secured by a first lien security interest in the tangible property being acquired by the Company from Raychem; (iii) warrants to purchase 1,250,000 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an exercise price of $2.00 per share; (iv) warrants to purchase an additional 1,130,000 shares of Common Stock at an exercise price of $0.01 per share; and (v) the assumption of certain specified liabilities relating to the assets being acquired, including $200,000 in severance obligations being incurred by Raychem. In addition, the Company and Raychem entered into a number of agreements regarding the ongoing relationship between Raychem and the Company, including an agreement under which the Company will manufacture and sell shape memory alloy components to Raychem.

     The purchase price paid by the Company to Raychem pursuant to the aforesaid transaction was determined by arms-length bargaining between two non-affiliated parties. No material relationship existed between Raychem and the Company (including any of the Company's affiliates, directors, officers or their associates) prior to the consummation of the transaction.

     The funds that the Company used to pay Raychem the cash portion of the purchase price were obtained through the sale by the Company on June 28, 1996 of 2,000,000 shares of Common Stock to three sophisticated European investors for a purchase price of $2.00 per share. The three investors were Conoreq S.A. (which purchased 1,000,000 of such shares), Banque Privee Edmond de Rothschild S.A. (which purchased 750,000 of such shares), and Group Des Assurances Nationales (which purchased 250,000 of such shares). The 2,000,000 shares of Common Stock were offered and sold in a

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                                     - 3 -

transaction exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of exemptions provided by both Regulation S thereunder and Section 4(2) thereof.

     (b) The assets acquired by the Company from Raychem included leasehold improvements, machinery and equipment and inventory. Prior to the sale of such assets to the Company, Raychem utilized such assets primarily for the purpose of manufacturing metal components of various products utilizing shape memory effects. The Company intends to continue such use of the assets.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

     (a) It is impracticable for the financial statements of the business being acquired from Raychem that are required to be included as a part of this Current Report on Form 8-K to be provided at this time. Said financial statements will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K was required to be filed.

     (b) It is impracticable for the pro forma financial information relative to the business being acquired from Raychem that is required to be included as a part of this Current Report on Form 8-K to be provided at this time. Said pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K was required to be filed.

     (c) The exhibits listed on the Exhibit Index following the signature page are filed as part of this Current Report on Form 8-K. Please note that an appropriate Exhibit 27, Financial Data Schedule, will be filed within 60 days after the date this Current Report on Form 8-K was required to be filed, at such time that the financial statements described in (a) and (b) are filed.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEMRY CORPORATION



Date: July 12, 1996                     By: /s/ James G. Binch
                                            --------------------
                                            James G. Binch
                                            President

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                                     - 6 -

                                 EXHIBIT INDEX

Exhibit No.  Description of Document
- -----------  -----------------------

  2.1 Amended and Restated Asset Purchase Agreement between Memry Corporation and Raychem Corporation, dated May 10, 1996./1/

               The following exhibits and schedules have been omitted, but will be provided to the Commission upon request:

               Exhibit A-1-Form of Warrant Certificate pursuant to Section
                           2(c)(ii) of the Amended and Restated
                           Asset Purchase Agreement
               Exhibit A-2-Form of Warrant Certificate pursuant to Section
                           2(c)(iii) of the Amended and Restated
                           Asset Purchase Agreement
               Exhibit B - Form of Private Label/Distribution Agreement Exhibit C - Principal Terms of Transitional Services
                           Agreement
               Exhibit D - Form of Registration Rights Agreement
               Exhibit E - Form of Finder's Fee Agreement
               Exhibit F-1 - Form of Tinel-Lock Lease Agreement
               Exhibit F-2 - Form of Tinel-Lock Supply Agreement
               Exhibit F-3 - Form of Tinel-Lock License Agreement
               Exhibit G - Allocation Schedule
               Exhibit H - Form of License Agreement
               Exhibit I - Form of Medical Assets License Agreement Exhibit J - Seller's Severance Policy
               Exhibit K - Sublease
               Exhibit L - Accounting Procedures
               Exhibit M - Form of Buyer's Signing Press Release
               Exhibit N - Form of Series H Preferred Stock Disclosure
                           Schedule
               Buyer's Disclosure Schedule
               Schedule 7(i) - List of Group I Employees, Group II Employees and Group III Employees

  2.2          Letter Agreement, dated June 20, 1996, between
               Memry Corporation and Raychem Corporation./1/

  2.3          Amendment No. 1 to Amended and Restated Purchase
               Agreement between Memry Corporation and Raychem
               Corporation, dated June 28, 1996./1/

               The following exhibit has been omitted, but will be provided to the Commission upon request:

               Exhibit A - Patents and Patent Applications

 10.1          Sublease between Memry Corporation and Raychem
               Corporation, dated as of June 28, 1996./1/

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Exhibit No.    Description of Document
- -----------    -----------------------

 10.2          Tinel-Lock Supply Agreement between Memry
               Corporation and Raychem Corporation, dated as of June 28, 1996./1/

 10.3          Private Label/Distribution Agreement between Memry
               Corporation and Raychem Corporation, dated as of June 28, 1996./1/

 10.4 Warrant Certificate exercisable for 1,130,000 shares of Common Stock, issued by Memry Corporation to Raychem Corporation, dated June 28, 1996./1/

 10.5 Warrant Certificate exercisable for 1,250,000 shares of Common Stock, issued by Memry Corporation to Raychem Corporation, dated June 28, 1996./1/

 10.6 Finders Fee Agreement between Memry Corporation and Raychem Corporation, dated as of June 28, 1996./1/

- --------------------
/1/ Submitted separately, electronically.

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